--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                               Semiannual Report
                           Emerging Markets Stock Fund
--------------------------------------------------------------------------------
                                 April 30, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
EMERGING MARKETS STOCK FUND

* The past six months witnessed a sharp rebound in emerging markets despite turmoil in Brazil, and the fund benefited from improving investor sentiment.
* The fund posted a strong double-digit gain for the six months ended April 30, but 12-month results reflected heavy selling in these markets last year.
* Performance trailed that of the MSCI index and the Lipper peer group largely because of our lower exposure to rebounding Asian markets and higher exposure to weaker markets in Emerging Europe.
* We increased our holdings in India, South Korea, and Thailand, and took some profits in Latin America following the rallies there.
* We believe the prospects are good for further advances this year as long as emerging market governments enact necessary structural reforms.

================================================================================
FELLOW SHAREHOLDERS
================================================================================

     The six months ended April 30, 1999, witnessed a dramatic improvement in the performance of emerging markets and your fund following a difficult period. The rally was somewhat surprising, since it came after a major currency devaluation in Brazil early in 1999. However, the tempest in Brazil was apparently the last storm to pass in the wake of earlier turmoil in Asia and Russia. Latin America recorded a healthy regional rally with major markets up sharply in dollar terms. Most other emerging markets where your fund had exposure posted solid gains.

================================================================================
    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 4/30/99            6 Months        12 Months
    ---------------------            --------        ---------
    Emerging Markets Stock Fund       25.03%          -19.12%
    MSCI Emerging Markets
    Free Index                        34.87           -10.19
    Lipper Emerging Markets
    Funds Average                     26.92           -16.37
================================================================================

     In this improving environment, your fund generated strong double-digit gains for the six-month period, but the sharp upturn could not overcome the savage selling in emerging markets late last year. Fund results were behind both the MSCI Emerging Markets Free Index and the Lipper Emerging Markets Funds Average during both periods, after surpassing them in 1998. The relative underperformance was due primarily to our underweighting in the stronger Asian markets and our heavier exposure to the weaker markets of Eastern Europe.

     After fighting a devaluation of its currency for over six months, Brazil sensibly decided to let the real float rather than to defend it with even more reserves. The catalyst behind the decision was the refusal by the state of Minas Gerias to honor interest payments on its debt to the central government. The real moved swiftly from 1.2 to 2.2 versus the U.S. dollar but subsequently halved this loss when Brazilian stocks rallied sharply. Brazilian equities had been very cheap within the context of emerging markets, and the devaluation spurred investors to move in.

     Elsewhere, Asia performed strongly with early signs that economies were starting to recover and current account balances were moving into surplus, which fueled a liquidity boom in the region. Investors found comfort in the accelerating pace of corporate restructuring and in the attention paid to extensive problems in the banking systems.

     The story in Emerging Europe was mixed as Russia rallied sharply from its severely depressed level on news of higher oil prices and new loans from the IMF, but stock performance in Eastern Europe was more muted. The economies in Hungary and Poland have been growing too fast, which has put pressure on their balance of payments. The situation is worse in Hungary, causing the market to fall modestly despite the attractive characteristics of many individual stocks. South Africa did better over the half-year period as interest rates were cut and pressure on all emerging market currencies dwindled following the Brazilian shock.

================================================================================
    MARKET PERFORMANCE
    (In U.S. Dollar Terms)
    Periods Ended 4/30/99         6 Months    12 Months
    ---------------------         --------    ---------
    Argentina                      27.92%         2.57%
    Brazil (Free)                  14.40        -30.96
    Chile                          31.24         -4.82
    China (Free)                    4.89        -27.67
    Israel (Nondomestic)           16.71         20.20
    Malaysia (Emerging)           108.33         -9.95
    Mexico                         44.03         -0.41
    Poland                         16.29        -17.49
    South Africa                   11.16        -27.79
    Thailand                       46.70         10.24

    Source: FAME Information Services, Inc.; based on MSCI indices.
================================================================================

     While markets generally rallied, it helps to remember that large parts of the emerging world remain mired in difficult recessions. This is true of much of Asia, Latin America (except Mexico), northern Emerging Europe, and South Africa. However, one unifying factor supporting all emerging markets over the period was the sharp contraction in their bond yields versus Treasuries. The risk premium peaked at a difference of 1,600 basis points (100 basis points equal one percentage point) and has since narrowed to just under 1,000 basis points. With estimates for world economic growth being revised upward, and early signs of a pickup in basic commoditi es prices, investors seem willing to increase the risk profile of their portfolios, which bodes well for emerging market securities.

     In recent months we raised our Asian weighting by eight percentage points to 34% of net assets as progress in corporate restructuring piqued our interest in investment opportunities in the region. India was the main beneficiary where we added to consumer product companies. In addition, we used proceeds from the sale of Emerging European stocks to lift our exposure to Korean and Thai stocks. We lowered our allocation in Greece as valuations grew stretched in the pre-EMU euphoria. We also reduced exposure to Hungary as current account and budget deficit worries increased and earnings growth began to slow, and added to positions in Israel since interest rates are likely to fall there. Latin American shares were modestly trimmed following the region's sharp rallies.

================================================================================
MARKET REVIEW
================================================================================
LATIN AMERICA
--------------------------------------------------------------------------------

     Brazil was the major focus of attention in the region. All of Latin America performed poorly through late 1998 and early 1999 as a devaluation in Brazil became increasingly inevitable. Brazil's foreign exchange reserves dwindled from $75 billion a year ago to $34 billion; short-term interest rates were raised from 28% to over 45%; and industrial production continued to collapse. After Congress rejected the social security bill in late 1998, the government continued to receive bad news on the important fiscal budget when, as mentioned, the state of Minas Gerias refused to pay interest on its federal debt.

     [Geographic Diversification pie chart showing Latin America 30%, Far East 34%, Europe 17%, Middle East 13%, South Africa 4% and Other and Reserves 2%]

     The turning point seems to have been the appointment of former George Soros investor Arminio Fraga as president of the central bank. Fraga made it clear that fiscal discipline would be maintained and there was no desire to return to the days of printing money to resolve the problem. Inflation has remained surprisingly subdued, rising only 0.5% in April and igniting a strong rally in all Latin American markets as Brady bond yields fell sharply.

================================================================================
    Industry Diversification
    ------------------------
                                  Percent of Net Assets
                                   10/31/98    4/30/99
                                   --------    -------
    Services                         35.2%      37.7%
    Consumer Goods                   16.4        20.9
    Finance                          19.4        17.0
    Energy                           15.8        11.2
    Capital Equipment                 6.2         9.6
    Materials                         3.9         2.0
    Multi-industry                    0.1         --
    All Other                         0.4         0.1
    Reserves                          2.6         1.5
    Total                           100.0%      100.0%

================================================================================

     Despite the euphoria much still needs to be done in Brazil, and adherence to privatization and a focus on domestic wage restraint will be crucial. Complacency is the biggest danger. Restructuring of domestic debt is also possible but would require additional IMF funding. A steeper recession seems inevitable as GDP is likely to contract by at least 2% in 1999, which will have a negative impact on corporate earnings. However, valuations of Brazilian stocks are among the lowest in the emerging markets universe, corporate debt levels are generally modest, and the banking system is sound. All this leads us to believe that the outlook for Brazilian equities is far brighter than it was for Asia after the start of the Asian currency crisis in mid 1997.

     We were heartened by the resilience of other Latin American markets. The Mexican economy has slowed somewhat but should still grow at more than 2% in 1999, buoyed by its strong trade links with the booming U.S. The recent strength in oil prices also helps. One-month interest rates have fallen from 32% to 20% over the period, and the peso has strengthened against the U.S. dollar. In Chile the economy is also slowing sharply, but a well-supervised financial system, low external financing requirements, and a pickup in foreign direct investment should result in a soft landing. Telebras in Brazil, and Telefonos de Mexico and Femsa in Mexico are among the fund's top 25 holdings.

================================================================================
FAR EAST
================================================================================

     Asian economies remain weak but have shown strong signs of improvement, and the pace of restructuring has quickened. Even the largest economy in the region, Japan, is finally starting to talk about cutting excess labor and capacity and focusing more on businesses that provide a healthy investment return.

     Stock markets rose across the region, but those that had previously done worst led the way. In India the economy continues to grow nicely, and free market pricing policies, state divestment of companies, and financial reform have led to a more efficient use of capital and other resources. Much of the attraction comes at the microeconomic level where companies seem committed to trying to deliver returns on capital well in excess of its cost. Ranbaxy Laboratories is our largest Indian holding.

=============================
Stock markets rose across
the region, but those that
had previously done worst
led the way.
=============================

     In Taiwan the economy has weakened, with deflationary pressure causing a credit crunch in second-tier banks. Much of the southern Chinese triangle is suffering from a debt overhang, and this is not helping the financial system. However, all of our holdings are in the technology area, which is linked into the performance of Nasdaq in the U.S. and global trends in technology. Taiwan continues to hold an enviable position in many technology sectors. Companies are also family-owned and, therefore, focused on the bottom line. The fund held significant positions in Taiwan Semiconductor Manufacturing and Hon Hai Precision Industry.

     Elsewhere in Asia economies remain sluggish, but there has been some interesting progress on reform. In Thailand a controversial bankruptcy law was finally passed, although much needs to be done with nonperforming loans now running in excess of 50% of the total. Since recapitalization is inevitable, we continued to avoid any exposure to financial companies in Southeast Asian countries, despite their recent sharp rise in prices.

================================================================================
EASTERN EUROPE AND AFRICA
================================================================================

     Performance was mixed in Eastern European markets. While Russia and Turkey rallied strongly, Hungary and the Czech markets fell. Russia's situation has not really changed, as the economic policies of Prime Minister Primakov (who was sacked by President Boris Yeltsin in May) can best be described as benign neglect. Inflation has been running at close to 100% a year, and industrial production falling by over 5%. The government has no credible solution and seems happy to resort to the printing press. However, a rally in oil prices, followed by more money from the IMF, inspired the market to move sharply from its lows. Nevertheless, we are not inclined to chase the rally, which appears ephemeral to us.

     In Central Europe balance of trade has been the major preoccupation, with Hungary and Poland likely to record current account deficits over 4.5% of GDP. Poland seems to be in better shape, since imports are already contracting quickly in the face of real interest rates that exceed 10% and healthy inflows from foreign investors. Hungary looks more troubling in this regard with its trade deficit pressured by heavy domestic consumption and the government's large fiscal deficit. We cut our exposure to these markets significantly.

=============================
Further south, Greece has
been a spectacular market
for the last two years
following its convergence
to EMU interest rates.
=============================

     Further south, Greece has been a spectacular market for the last two years following its convergence to EMU interest rates. However, valuations have become stretched with some of the banks selling for more than five times book value, and we cut our weighting in this market. War in the Balkans does not help the situation in Greece, to put it mildly, since some companies N most notably the telecom monopoly N have significant investments there. Overall, however, the war's direct impact on Eastern Europe has been minimal so far.

     We reinvested some proceeds from our European sales in Israel, which now represents nearly 7% of the portfolio. The stability of the shekel has allowed the central bank to cut rates, and further cuts of about three percentage points seem likely during the rest of the year. Notwithstanding the uncertainties surrounding the May election, we found ourselves attracted to many innovative Israeli technology companies with extensive overseas sales. Among our major holdings in this market are tech stock Orbotech, as well as Bank Hapoalim and Teva Pharmaceutical Industries.

     The South African market recovered from earlier weakness, although some of the strength was drained by a further depreciation of the rand. The economy is in recession and commodity prices remain low, but valuations look increasingly attractive. However, we have maintained our heavy underweighted position here due to low productivity, high unemployment, and a precarious foreign exchange reserves position.

================================================================================
OUTLOOK
================================================================================

     This year so far has been a rewarding period for investors in emerging markets. Despite the recent rally, stock valuations remain low in stark contrast to those in most developed equity markets. In addition, interest rates have room to fall further if investor tolerance for greater risk in their portfolios continues to improve. We remain cautiously optimistic about the rest of the year, although we believe that confirmation of an anticipated pickup in global growth is required before this rally can continue at its recent pace. Also, it is vital that emerging market governments do not back away from their resolve to implement necessary reforms now that pressure on them to do so has been eased. If the current conditions remain in place, we believe further gains are possible in emerging stock markets as we move through 1999.

Respectfully submitted,

/s/

Martin G. Wade
President
May 21, 1999

================================================================================
T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------
PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                      Percent of
                                                      Net Assets
                                                         4/30/99
--------------------------------------------------------------------
  Telebras, Brazil                                           4.1%
--------------------------------------------------------------------
  Telefonos de Mexico, Mexico                                3.9
--------------------------------------------------------------------
  YPF Sociedad Anonima, Argentina                            2.9
--------------------------------------------------------------------
  Samsung Electronics, South Korea                           2.8
--------------------------------------------------------------------
  Ranbaxy Laboratories, India                                1.9
--------------------------------------------------------------------
  Matav, Hungary                                             1.8
--------------------------------------------------------------------
  Hellenic Telecommunication, Greece                         1.7
--------------------------------------------------------------------

  Eesti Telekom, Italy                                       1.6
--------------------------------------------------------------------
  ITC, India                                                 1.6
--------------------------------------------------------------------
  Egypt Mobile Phone, Egypt                                  1.6
--------------------------------------------------------------------
  Bank Hapoalim, Israel                                      1.6
--------------------------------------------------------------------
  Korea Electric Power, South Korea                          1.5
--------------------------------------------------------------------
  Lukoil, Russia                                             1.5
--------------------------------------------------------------------
  China Telecom, Hong Kong                                   1.5
--------------------------------------------------------------------
  Ceske Radiokomunikace, Czech Republic                      1.4
--------------------------------------------------------------------
  Korea Telecom, South Korea                                 1.3
--------------------------------------------------------------------
  Britannia Industries, India                                1.3
--------------------------------------------------------------------
  Taiwan Semiconductor Manufacturing, Taiwan                 1.3
--------------------------------------------------------------------
  Elektrim, Poland                                           1.3
--------------------------------------------------------------------
  Hon Hai Precision Industry, Taiwan                         1.2
--------------------------------------------------------------------
  Hindustan Lever, India                                     1.2
--------------------------------------------------------------------
  Femsa, Mexico                                              1.2
--------------------------------------------------------------------
  Orbotech, Israel                                           1.2
--------------------------------------------------------------------
  Teva Pharmaceutical Industries, Israel                     1.2
--------------------------------------------------------------------
  National Bank of Greece, Greece                            1.2
--------------------------------------------------------------------
  Total                                                     43.8%

  Note: Table excludes reserves

================================================================================

T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------
PERFORMANCE COMPARISON

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[ SEC chart for Emerging Markets Stock Fund]

AVERAGE ANNUAL COMPOUND TOTAL RETURN

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                             Since    Inception
Periods Ended 4/30/99                1 Year    3 Years   Inception         Date
---------------------                ------    -------   ---------         ----
Emerging Markets Stock Fund        -19.12       -5.08%      0.91%       3/31/95

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------
Unaudited
For a share outstanding throughout each period
Financial Highlights
--------------------
                            6 Months      Year                         3/31/95
                               Ended     Ended                         Through
                             4/30/99  10/31/98  10/31/97    10/31/96  10/31/95
NET ASSET VALUE
Beginning of period         $   7.95  $  11.08  $  11.59  $ 10.48  $    10.00
-------------------------------------------------------------------------------
Investment activities
  Net investment income           -*      0.05*     0.02     0.02*       0.02*
  Net realized and
  unrealized gain (loss)        1.98     (3.06)    (0.23)    1.08        0.44
-------------------------------------------------------------------------------
  Total from
  investment activities         1.98     (3.01)    (0.21)    1.10        0.46
-------------------------------------------------------------------------------
Distributions
  Net investment income        (0.04)        -     (0.04)   (0.01)          -
  Net realized gain               -      (0.15)    (0.30)       -           -
-------------------------------------------------------------------------------
  Total distributions          (0.04)    (0.15)    (0.34)   (0.01)          -
-------------------------------------------------------------------------------
Redemption fees added
to paid-in-capital                -       0.03      0.04     0.02        0.02
-------------------------------------------------------------------------------
NET ASSET VALUE

End of period               $   9.89  $   7.95  $  11.08  $ 11.59  $    10.48

Ratios/Supplemental=Data=======================================================

Total return#                 25.03%* (27.31)%*  (1.60)%   10.69%*      4.80%*
-------------------------------------------------------------------------------
Ratio of total expenses to
average net assets             1.75%*+   1.75%*    1.75%    1.75%*      1.75%+*
-------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                     0.10%*+   0.46%*    0.21%    0.44%*      0.54%+*
-------------------------------------------------------------------------------
Portfolio turnover rate       62.0%+     54.5%     84.3%    41.7%      28.8%+
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)              $ 89,668  $ 69,752  $  119,285 $ 67,896   $ 14,399
-------------------------------------------------------------------------------
     # Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
     * Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through 10/31/99.
     +    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------
Unaudited
April 30, 1999

    Portfolio of Investments

ARGENTINA  6.1%
Common Stocks  6.1%
Banco Frances del Rio de la Plata ADR (USD)               16,060   $     413
----------------------------------------------------------------------------
Banco Rio de la Plata (Class B) ADR (USD)                 32,630         422
----------------------------------------------------------------------------
Perez Companc (Class B)                                   65,982         409
----------------------------------------------------------------------------
Telecom Argentina Stet (Class B) ADR (USD)                15,240         526
----------------------------------------------------------------------------
Telefonica de Argentina (Class B) ADR (USD)               19,440         727
----------------------------------------------------------------------------
Transportadora de Gas del Sur (Class B) ADS (USD)         38,020         364
----------------------------------------------------------------------------
YPF Sociedad Anonima (Class D) ADR (USD)                  60,890       2,557
----------------------------------------------------------------------------
Total Argentina (Cost $4,825)                                          5,418
----------------------------------------------------------------------------

BRAZIL==9.0%
Common Stocks  6.1%
Companhia Vale do Rio Doce ADR (USD)                      32,000         614
----------------------------------------------------------------------------
Electricidade de Rio de Janeiro                    1,235,672,000         335
----------------------------------------------------------------------------
Pao de Acucar GDR (USD)                                   48,000         837
----------------------------------------------------------------------------
Telebras ADR (USD)                                        39,922       3,640
----------------------------------------------------------------------------
Telerj Tel Rio                                         1,446,555           0
----------------------------------------------------------------------------
                                                                       5,426
----------------------------------------------------------------------------
Preferred Stocks  2.9%
Banco Itau                                             1,382,960         733
----------------------------------------------------------------------------
Brahma                                                   675,141         319
----------------------------------------------------------------------------
Cia Energetica Minas Gerais                           33,599,123         799
----------------------------------------------------------------------------
Petrol Brasileiros                                     4,542,000         736
----------------------------------------------------------------------------
Telebras ADR (USD) *                                      39,922           3
----------------------------------------------------------------------------
Telecomunicacoes do Rio de Janeiro                     1,287,988          31
----------------------------------------------------------------------------
                                                                       2,621
----------------------------------------------------------------------------
Total Brazil (Cost $10,608)                                            8,047

CHILE==2.1
Common Stocks  2.1%
Banco Santiago (USD)                                       6,500         115
----------------------------------------------------------------------------
Chilectra ADR (144a) (USD)                                29,241         647
----------------------------------------------------------------------------
Compania Cervecerias Unidas ADS (USD)                     14,672         360
----------------------------------------------------------------------------
Compania de Telecomunicaciones de Chile (Class A)
     ADR (USD)                                            13,955         369
----------------------------------------------------------------------------
Embotelladora Andina ADR (USD)                            16,358         296
----------------------------------------------------------------------------
Enersis ADS (USD)                                          7,047         135
----------------------------------------------------------------------------
Total Chile (Cost $1,972)                                              1,922

CHINA==2.3%
Common Stocks  2.3%
China Telecom (HKD)                                      597,000   $   1,363
----------------------------------------------------------------------------
Huaneng Power International ADR (USD) *                   34,000         457
----------------------------------------------------------------------------
Shenzhen Expressway (Class H) (HKD)                    1,284,000         264
----------------------------------------------------------------------------
Total China (Cost $2,157)                                              2,084

CROATIA==0.9%
Common Stocks  0.9%
Pliva D D GDR (USD)                                       52,680         835
----------------------------------------------------------------------------
Total Croatia (Cost $874)                                                835

CZECH=REPUBLIC==2.4%
Common Stocks  2.4%
Ceske Radiokomunikace                                     33,228       1,209
----------------------------------------------------------------------------
SPT Telecom                                               65,700         952
----------------------------------------------------------------------------
Total Czech Republic (Cost $1,780)                                     2,161

EGYPT==4.1%
Common Stocks  4.1%
Al Ahram Beverage S A E (USD)                             14,453         463
----------------------------------------------------------------------------
Commercial International Bank (USD)                       39,270         388
----------------------------------------------------------------------------
Eesti Telekom GDR (USD)                                   69,000       1,459
----------------------------------------------------------------------------
Egypt Mobile Phone                                       105,074       1,403
----------------------------------------------------------------------------
Total Egypt (Cost $2,732)                                              3,713

GREECE==4.9%
Common Stocks and Rights  4.9%
Alpha Credit Bank                                         10,830         773
----------------------------------------------------------------------------
Antenna TV ADR (USD)                                      53,015         623
----------------------------------------------------------------------------
Hellenic Telecommunication                                65,246       1,514
----------------------------------------------------------------------------
National Bank of Greece                                   15,104       1,029
----------------------------------------------------------------------------
National Bank of Greece, Rights, 5/28/99 *                15,104          44
----------------------------------------------------------------------------
Stet Hellas Telecommunications ADR (USD) *                15,730         425
----------------------------------------------------------------------------
Total Greece (Cost $3,551)                                             4,408

HUNGARY==3.2%
Common Stocks  2.3%
Fotex                                                    135,301   $      54
----------------------------------------------------------------------------
Magyar Olaj Es Gazipari                                    9,921         221
----------------------------------------------------------------------------
Matav                                                    291,419       1,623
----------------------------------------------------------------------------
Richter Gedeon GDS (USD)                                   4,910         183
----------------------------------------------------------------------------
                                                                       2,081
----------------------------------------------------------------------------
Preferred Stocks  0.9%
OTP Bank                                                  18,988         799
----------------------------------------------------------------------------
                                                                         799
----------------------------------------------------------------------------
Total Hungary (Cost $2,686)                                            2,880

INDIA==11.5%
Common Stocks  11.5%
Britannia Industries *                                    34,000       1,189
----------------------------------------------------------------------------
Cipla                                                     15,000         480
----------------------------------------------------------------------------
HCL Infosystems *                                         38,000         377
----------------------------------------------------------------------------
HDF Corporation *                                         12,050         574
----------------------------------------------------------------------------
Hindustan Lever                                           22,400       1,081
----------------------------------------------------------------------------
Hindustan Petroleum                                       62,500         271
----------------------------------------------------------------------------
Industrial Credit & Investment Corporation of India      615,450         672
----------------------------------------------------------------------------
ITC                                                       63,800       1,428
----------------------------------------------------------------------------
ITC GDR (USD)                                             15,000         422
----------------------------------------------------------------------------
Mahanagar Telephone                                      279,000       1,024
----------------------------------------------------------------------------
Mcdowell                                                  46,500          87
----------------------------------------------------------------------------
Pentafour Software                                        25,000         599
----------------------------------------------------------------------------
Ranbaxy Laboratories                                     124,000       1,652
----------------------------------------------------------------------------
Zee Telefilms *                                           17,000         488
----------------------------------------------------------------------------
Total India (Cost $11,174)                                            10,344

ISRAEL==6.7%
Common Stocks  6.7%
Bank Hapoalim                                            585,680       1,398
----------------------------------------------------------------------------
Bank Leumi                                               336,260         576
----------------------------------------------------------------------------
Bezeq Israeli Telecommunication                          111,560         433
----------------------------------------------------------------------------
ECI Telecom (USD)                                         17,440         643
----------------------------------------------------------------------------
Formula Systems                                           19,470         491
----------------------------------------------------------------------------
NICE-Systems ADR (USD) *                                  13,460         387
----------------------------------------------------------------------------
Orbotech (USD) *                                          22,007   $   1,056
----------------------------------------------------------------------------
Teva Pharmaceutical Industries ADR (USD)                  22,760       1,041
----------------------------------------------------------------------------
Total Israel (Cost $5,593)                                             6,025

MEXICO==11.8%
Common Stocks  11.8%
Cemex (Class B)                                          208,540         968
----------------------------------------------------------------------------
Cemex, Participating Certificates (Represents
     1 Class A share)                                      9,736          45
----------------------------------------------------------------------------
Cifra (Class V) ADR (USD) *                               22,113         433
----------------------------------------------------------------------------
Coca-Cola Femsa (Class L) ADR (USD)                       25,000         517
----------------------------------------------------------------------------
Femsa UBD (Class L)
        (Represents 1 Class B and 4 Series D shares      298,040       1,064
----------------------------------------------------------------------------
GPO Sanborn                                               94,200         187
----------------------------------------------------------------------------
Gruma (Class B)                                           63,825         122
----------------------------------------------------------------------------
Grupo Elektra, Participating Certificates
        (Represents 1 Class L and 2 Class B shares)      706,000         497
----------------------------------------------------------------------------
Grupo Industrial Maseca (Class B)                        541,000         375
----------------------------------------------------------------------------
Grupo Modelo (Class C)                                   252,000         664
----------------------------------------------------------------------------
Grupo Televisa GDR (USD) *                                16,000         656
----------------------------------------------------------------------------
Kimberly-Clark de Mexico (Class A)                       150,000         584
----------------------------------------------------------------------------

Organizacion Soriana                                      70,000         315
----------------------------------------------------------------------------
Panamerican Beverages (Class A) (USD)                     16,380         364
----------------------------------------------------------------------------
Telefonos de Mexico (Class L) ADR (USD)                   45,995       3,484
----------------------------------------------------------------------------
TV Azteca ADR (USD)                                       37,500         263
----------------------------------------------------------------------------
Total Mexico (Cost $8,847)                                            10,538

PERU==0.6%
Common Stocks  0.6%
Credicorp (USD)                                           10,560         107
----------------------------------------------------------------------------
Telefonica del Peru (Class B) ADR (USD)                   28,160         424
----------------------------------------------------------------------------
Total Peru (Cost $804)                                                   531

PHILIPPINES==1.2%
Common Stocks  1.2%
La Tondena Distillers                                    398,000         513
----------------------------------------------------------------------------
San Miguel (Class B)                                     243,700         519
----------------------------------------------------------------------------
Total Philippines (Cost $1,169)                                        1,032

POLAND==3.8%
Common Stocks  3.8%
AT Entertainment (USD) *                                 109,685   $     987
----------------------------------------------------------------------------
Bank Pekao                                                45,405         541
----------------------------------------------------------------------------
Computerland                                              15,397         240
----------------------------------------------------------------------------
Elektrim                                                  96,912       1,152
----------------------------------------------------------------------------
Softbank S A                                              16,415         504
----------------------------------------------------------------------------
Total Poland (Cost $3,921)                                             3,424

RUSSIA==1.5%
Common Stocks  1.5%
Lukoil (USD)                                              24,351         226
----------------------------------------------------------------------------
Lukoil ADR (USD)                                          30,350       1,145
----------------------------------------------------------------------------
Total Russia (Cost $3,208)                                             1,371

SINGAPORE==0.9%
Common Stocks  0.9%
Fraser & Neave                                           189,000         836
----------------------------------------------------------------------------
Total Singapore (Cost $737)                                              836

SOUTH=AFRICA==4.4%
Common Stocks  4.4%
ABSA Group                                                95,200         501
----------------------------------------------------------------------------
Metropolitan Life                                        467,800         738
----------------------------------------------------------------------------
Pick 'N Pay Stores                                       545,700         819
----------------------------------------------------------------------------
Pick 'N Pay Stores (Class N)                              12,971          18
----------------------------------------------------------------------------
Sanlam                                                   955,500         937
----------------------------------------------------------------------------
South African Breweries ADS (USD) *                       55,491         465
----------------------------------------------------------------------------
Standard Bank Investment                                 150,300         456
----------------------------------------------------------------------------
Total South Africa (Cost $4,354)                                       3,934

SOUTH=KOREA==9.4%
Common Stocks  9.4%
Dacom                                                      2,840         240
----------------------------------------------------------------------------
Hana Bank                                                 54,502         711
----------------------------------------------------------------------------
Korea Electric Power (USD)                                40,000         660
----------------------------------------------------------------------------
Korea Electric Power                                      25,000         719
----------------------------------------------------------------------------
Korea Telecom                                             22,800   $   1,197
----------------------------------------------------------------------------
LG Information & Communications                           12,000         565
----------------------------------------------------------------------------
Samsung                                                   42,000         590
----------------------------------------------------------------------------
Samsung Display Devices                                    2,000         103
----------------------------------------------------------------------------
Samsung Electronics                                       32,715       2,516
----------------------------------------------------------------------------
Samsung Securities                                        19,420         752
----------------------------------------------------------------------------
Shinhan Bank                                              35,000         386
----------------------------------------------------------------------------
Total South Korea (Cost $6,235)                                        8,439

TAIWAN==6.9%
Common Stocks  6.9%
Asustek Computer GDR (USD) *                              46,500         629
----------------------------------------------------------------------------
Asustek Computer GDR (144a) (USD)                             91           1
----------------------------------------------------------------------------
Cathay Life Insurance                                     79,800         285
----------------------------------------------------------------------------
Compal Electronics                                       201,402         696
----------------------------------------------------------------------------
D-Link  Corporation *                                    152,300         314
----------------------------------------------------------------------------
Far East Textile                                         297,920         400
----------------------------------------------------------------------------
Hon Hai Precision Industry *                             202,000       1,100
----------------------------------------------------------------------------
President Chain Store                                    171,792         531
----------------------------------------------------------------------------
Siliconware Precision Industries                         133,000         238
----------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing                       348,000       1,176
----------------------------------------------------------------------------
United Micro Electric                                    231,000         360
----------------------------------------------------------------------------
Winbond Electronics (USD)                                 13,400         138
----------------------------------------------------------------------------
Winbond Electronics GDR (144a) (USD) *                   259,000         282
----------------------------------------------------------------------------
Total Taiwan (Cost $5,007)                                             6,150

THAILAND==2.2%
Common Stocks  2.2%
PTT Exploration & Production                              84,800         782
----------------------------------------------------------------------------
Siam Makro                                                83,900         154
----------------------------------------------------------------------------
Telecomasia                                            1,177,000       1,016
----------------------------------------------------------------------------
Total Thailand (Cost $1,961)                                           1,952

TURKEY==2.0%
Common Stocks  2.0%
Haci Omer Sabanci                                     26,850,000         736
----------------------------------------------------------------------------
Yapi Kredi Bankasi                                    42,599,000       1,022
----------------------------------------------------------------------------
Total Turkey (Cost $1,597)                                             1,758

VENEZUELA==0.6%
Common Stocks  0.6%
Compania Anonima Nacional Telefonos de Venezuela
        (Class D) ADR (USD)                               18,935   $     521
----------------------------------------------------------------------------
Total Venezuela (Cost $690)                                              521

SHORT-TERM=INVESTMENTS==3.8%
Money Market Funds  3.8%
Reserve Investment Fund, 5.01% #                       3,440,433       3,440
----------------------------------------------------------------------------
Total Short-Term Investments (Cost $3,440)                             3,440

--------------------------------------------------------------------------------
 Total=Investments=in=Securities
 102.3% of Net Assets (Cost $89,922)                              $  91,763

 Other Assets Less Liabilities                                       (2,095)

 NET ASSETS                                                       $  89,668
--------------------------------------------------------------------------------
     *  Non-income producing
     #  Seven-day yield
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 1.0% of net assets.
   ADR  American depository receipt
   ADS  American depository share
   GDR  Global depository receipt
   HKD  Hong Kong dollar
   USD  U.S. dollar

  The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------
Unaudited
April 30, 1999
STATEMENT OF ASSETS AND LIABILITIES
In thousands

Assets

Investments in securities, at value (cost $89,922)         $          91,763
Securities lending collateral                                          7,714
Other assets                                                           3,312
Total assets                                                         102,789
Liabilities
Obligation to return securities lending collateral                     7,714
Other liabilities                                                      5,407
Total liabilities                                                     13,121
NET ASSETS                                                 $          89,668
Net Assets Consist of:

Accumulated net investment income - net of distributions   $              (5)
Accumulated net realized gain/loss - net of distributions            (27,550)
Net unrealized gain (loss)                                             1,800

Paid-in-capital applicable to 9,063,923 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                   115,423

NET ASSETS                                                 $          89,668

NET ASSET VALUE PER SHARE                                  $            9.89

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------
Unaudited
STATEMENT OF OPERATIONS
In thousands
                                                           6 Months
                                                              Ended
                                                            4/30/99
==Investment=Income=================================================
  Income
    Dividend (net of foreign taxes of $56)            $         603
    Interest                                                     90
--------------------------------------------------------------------
    Total income                                                693
--------------------------------------------------------------------
  Expenses
    Investment management                                       356
    Shareholder servicing                                       166
    Custody and accounting                                       70
    Prospectus and shareholder reports                           29
    Registration                                                 11
    Legal and audit                                               9
    Directors                                                     3
    Miscellaneous                                                10
--------------------------------------------------------------------
    Total expenses                                              654
--------------------------------------------------------------------
  Net investment income                                          39
--------------------------------------------------------------------
==Realized=and=Unrealized=Gain=(Loss)===============================
  Net realized gain (loss)
    Securities                                               (4,268)
    Foreign currency transactions                              (203)
--------------------------------------------------------------------
    Net realized gain (loss)                                 (4,471)
--------------------------------------------------------------------
  Change in net unrealized gain or loss
    Securities                                               21,837
    Other assets and liabilities
    denominated in foreign currencies                           (31)
--------------------------------------------------------------------
    Change in net unrealized gain or loss                    21,806
--------------------------------------------------------------------
  Net realized and unrealized gain (loss)                    17,335
--------------------------------------------------------------------

  INCREASE (DECREASE) IN NET
====================================================================
  ASSETS FROM OPERATIONS                              $      17,374
====================================================================

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Emerging Markets Stock Fund
Unaudited
Statement of Changes in Net Assets
In thousands
                                                       6 Months           Year
                                                          Ended          Ended
                                                         4/30/99      10/31/98

==Increase=(Decrease)=in=Net=Assets============================================
  Operations
   Net investment income                             $       39    $       473
   Net realized gain (loss)                              (4,471)       (23,172)
   Change in net unrealized gain or loss                 21,806         (6,088)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations     17,374        (28,787)
-------------------------------------------------------------------------------

  Distributions to shareholders
   Net investment income                                   (352)             -
   Net realized gain                                          -         (1,562)
-------------------------------------------------------------------------------
   Decrease in net assets from distributions               (352)        (1,562)
-------------------------------------------------------------------------------

  Capital share transactions*
   Shares sold                                           17,695         33,862
   Distributions reinvested                                 332          1,518
   Shares redeemed                                      (15,148)       (54,808)
   Redemption fees received                                  15            244
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                     2,894        (19,184)
-------------------------------------------------------------------------------

==Net=Assets===================================================================
  Increase (decrease) during period                      19,916        (49,533)
  Beginning of period                                    69,752        119,285
-------------------------------------------------------------------------------

===============================================================================
  End of period                                      $   89,668    $    69,752
===============================================================================

*Share information
   Shares sold                                            2,030          3,277
   Distributions reinvested                                  42            133
   Shares redeemed                                       (1,780)        (5,401)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding                292         (1,991)

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------
Unaudited
April 30, 1999

NOTES TO FINANCIAL STATEMENTS
================================================================================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Emerging Markets Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1995.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily, uninvested cash balances at the custodian are used to reduce the fund's custody charges.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At April 30, 1999, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At April 30, 1999, the value of loaned securities was $7,690,000; aggregate collateral consisted of $7,714,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $25,498,000 and $22,644,000, respectively, for the six months ended April 30, 1999.

================================================================================
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 1998, the fund had capital loss carryforwards for federal income tax purposes of $22,811,000, all of which expires in 2006. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At April 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $89,922,000. Net unrealized gain aggregated $1,841,000 at period-end, of which $14,213,000 related to appreciated investments and $12,372,000 to depreciated investments.

================================================================================
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $78,000 was payable at April 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through October 31, 1999, which would cause the fund's ratio of total expenses to average net assets to exceed 1.75%. Thereafter, through October 31, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.75%. Pursuant to this agreement, $44,000 of management fees were not accrued by the fund for the six months ended April 30, 1999. Additionally, $9,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through October 31, 2000.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement
Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $189,000 for the six months ended April 30, 1999, of which $43,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 2.3% of the outstanding shares of the fund at April 30, 1999. For the six months then ended, the fund was allocated $5,000 of Spectrum expenses, $2,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 1999, totaled $58,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended April 30, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $4,425,000 with certain affiliates of the manager and paid commissions of $17,000 related thereto.
================================================================================
T. Rowe Price Shareholder Services
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------

         KNOWLEDGEABLE SERVICE REPRESENTATIVES
         -------------------------------------

         By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

         In Person  Available in T. Rowe Price Investor Centers.

         ACCOUNT SERVICES
         ----------------

         Checking Available on most fixed income funds ($500 minimum).

         Automatic Investing From your bank account or paycheck.

         Automatic Withdrawal  Scheduled, automatic redemptions.

         Distribution   Options  Reinvest  all,  some,  or  none  of  your
         distributions.

         Automated 24-Hour Services  Including Tele*Access(R) and the
         T. Rowe Price Web site on the Internet. Address:
         www.troweprice.com

         BROKERAGE SERVICES*
         -------------------

         Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

         INVESTMENT INFORMATION
         ----------------------

         Combined Statement  Overview of all your accounts with T. Rowe Price.

         Shareholder Reports Fund managers' reviews of their strategies and results.

         T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

         Performance Update Quarterly review of all T. Rowe Price fund results.

         Insights   Educational  reports  on  investment   strategies  and
         financial markets.

         Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International
         Investing, Personal

         Strategy Planner, Retirees Financial Guide, and Retirement Planning
         Kit.
================================================================================
FOR YIELD, PRICE, LAST
TRANSACTION, CURRENT BALANCE,
OR TO CONDUCT TRANSACTIONS, 24
HOURS, 7 DAYS A WEEK, CALL
TELE*ACCESS [REGISTRATION
MARK:] 1-800-638-2587 toll
free

FOR ASSISTANCE WITH YOUR
EXISTING FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT OR
OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates 100
East Pratt Street Baltimore,
Maryland 21202 This report is
authorized for distribution
only to shareholders and to
others who have received a
copy of the prospectus
appropriate to the fund or
funds covered in this report.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center Plaza 5
Mezzanine Level 21800 Oxnard
Street, Suite 270 Woodland
Hills, CA 91367
(OPENS MID-JUNE)

T. Rowe Price Investment Services, Inc., Distributor.          F05-051  4/30/99